EX-10.6
                 AMENDMENT TO EMPLOYMENT AGREEMENT

                 AMENDMENT TO EMPLOYMENT AGREEMENT

     This Amendment to Employment Agreement ("Amendment") is made this 15th day of January, 2003, and shall supplement and amend that Employment Agreement ("Agreement"), dated January 15, 2003, entered into by and between Synthetic Turf Corporation of America, a Nevada corporation ("Company"), and Gary Borglund, ("Employee").

     All terms and conditions of the Agreement not otherwise amended by this Amendment shall remain in full force and effect.

     The value of the shares of common stock as set forth in Section
4.0 of the Agreement shall be valued at $0.005, instead of the value of $0.02 as set forth in the Agreement.

     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the date first above written.

                                    EMPLOYER:

                                    SYNTHETIC TURF CORPORATION
                                    OF AMERICA


                                    By: /s/  Mark Crist
                                    Mark Crist, Director


                                    EMPLOYEE:


                                    /s/  Gary Borglund
                                    Gary Borlgund